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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 10, 1999
                        (Date of earliest event reported)



                            SPURLOCK INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                      000-21133                 84-1019856
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                125 Bank Street                             23890
               Waverly, Virginia                         (Zip Code)
    (Address of Principal Executive Offices)



               Registrant's telephone number, including area code:
                                 (804) 834-8980


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Item 5.      Other Events.

         The press release issued by the Registrant on May 10, 1999 and attached hereto as Exhibit 99 is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)    Exhibits.

             99    Press release issued by the Registrant on May 10, 1999.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPURLOCK INDUSTRIES, INC.
                                                 (Registrant)



Date:  May 10, 1999                     By: /s/ Phillip S. Sumpter
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                                            Phillip S. Sumpter
                                            Chairman and Chief Executive Officer